FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2016
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS
14.	FAIR VALUE MEASUREMENTS

Authoritative literature provides a fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The level in the hierarchy within which the fair value measurement in its entirety falls is based upon the lowest level of input that is significant to the fair value measurement as follows:

•	Level 1 – inputs are based upon unadjusted quoted prices for identical instruments traded in active markets.

•	Level 2 – inputs are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model-based valuation techniques for which all significant assumptions are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

•	Level 3 – inputs are generally unobservable and typically reflect management’s estimates of assumptions that market participants would use in pricing the asset or liability. The fair values are therefore determined using model-based techniques that include option pricing models, discounted cash flow models and similar techniques.

The carrying values of cash and cash equivalents, bank deposits with original maturities over three months and restricted cash approximated fair value and were classified as level 1 in the fair value hierarchy. The carrying values of long-term deposits, long-term receivables and other long-term liabilities approximated fair value and were classified as level 2 in the fair value hierarchy. The estimated fair value of long-term debt as of December 31, 2016 and 2015, which included the 2016 Studio City Secured Notes, the 2016 Studio City Credit Facilities, the Studio City Project Facility, the 2013 Senior Notes, the 2012 Studio City Notes, the 2015 Credit Facilities, the Philippine Notes and the Aircraft Term Loan, were approximately $3,903,033 and $3,855,538, respectively, as compared to its carrying value, excluding unamortized deferred financing costs, of $3,821,519 and $3,962,705, respectively. Fair value was estimated using quoted market prices and were classified as level 1 in the fair value hierarchy for the 2016 Studio City Secured Notes, 2013 Senior Notes and the 2012 Studio City Notes. Fair values for the 2016 Studio City Credit Facilities, the Studio City Project Facility, the 2015 Credit Facilities, the Philippine Notes and the Aircraft Term Loan approximated the carrying values as the instruments carried either variable interest rates or the fixed interest rate approximated the market rate and were classified as level 2 in the fair value hierarchy.

As of December 31, 2016 and 2015, the Group did not have any non-financial assets or liabilities that are recognized or disclosed at fair value in the consolidated financial statements.